SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January , 1998


                             DavCo Restaurants, Inc.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      000-22006                    52-1633813
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(State or Other                (Commission File               (IRS Employer
Jurisdiction                    Number)                       Identification
Incorporation                                                      No.)




1657 Crofton Boulevard, Crofton, Maryland                      21114
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code (410) 721-3770
                                                   --------------

              Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5   Other Events

         DavCo Restaurants, Inc. entered into an Agreement, dated as of January 7, 1998 (the "Agreement") with Wendy's International, Inc. ("Wendy's"), Citicorp Venture Capital, Ltd. ("CVC"), DAC Acquisition Holding, LLC (as successor in interest to DavCo Acquisition Holding Inc., "DAC"), Southern Hospitality Corporation, Ronald D. Kirstien and Harvey Rothstein, with respect to, among other things, the proposed merger transaction (the "Merger") among DAC, DavCo Merger Sub Inc. ("Merger Sub") and the Company. As previously disclosed, the Company, DAC and Merger Sub entered into an Agreement and Plan of Merger dated as of October 21, 1997, pursuant to which DAC would acquire through merger all of the Company's outstanding shares (other than shares held by DAC) for $20 in cash per share.

         Pursuant to the Agreement, DAC, CVC, Mr. Kirstien and Mr. Rothstein agreed with Wendy's that, in exchange for Wendy's consent to the proposed Merger and upon the effectiveness of the Merger, they would comply with and be bound by certain provisions of the Company's Development Agreement and Franchise Agreements with Wendy's and certain Wendy's policies, including with respect to future acquisitions of Wendy's franchises, future transfers by CVC, Mr. Kirstien and Mr. Rothstein of equity interests in DAC and future operations of DAC.



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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits.
             10.61 Agreement, by and among Wendy's International, Inc., DAC Acquisition Holdings, LLC, DavCo Restaurants, Inc., Southern Hospitality Corporation, Citicorp Venture Capital Ltd., Ronald Kirstien, and Harvey Rothstein, dated as of January 7, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DAVCO RESTAURANTS, INC.
                                                     (Registrant)


Date: January 7, 1998                       By:/s/ Ronald D. Kirstien
                                               ----------------------
                                               Name:   Ronald D. Kirstien
                                               Title:  President and Chairman




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                                 EXHIBITS INDEX

Exhibit
Number                       Description                               Page
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10.61     Agreement, by and among Wendy's International,
          Inc., DAC Acquisition Holdings, LLC, DavCo
          Restaurants, Inc., Southern Hospitality
          Corporation, Citicorp Venture Capital Ltd., Ronald
          Kirstien, and Harvey Rothstein, dated as of January 7, 1998.